UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

MGP Ingredients, Inc.
(Name of Registrant as Specified In Its Charter)

Karen Seaberg Laidacker M. Seaberg Cloud L. Cray, Jr. Cray Family Management LLC Cray MGP Holdings LP Thomas M. Cray John P. Bridendall M. Jeannine Strandjord
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

On October 7, 2013, Karen Seaberg, Laidacker M. Seaberg, Cloud L. Cray, Jr., Thomas M. Cray, Cray Family Management LLC and Cray MGP Holdings LP jointly filed Amendment No. 2 to Schedule 13D relating to MGP Ingredients, Inc. (the “Company”), a copy of which is attached hereto.  The foregoing persons, along with John P. Bridendall and M. Jeannine Strandjord, are participants (the “Participants”) in the solicitation of proxies for the Company’s 2013 Annual Meeting of Stockholders, and any adjournments, postponements, continuations or rescheduling thereof (the “2013 Annual Meeting”), and, in the case of Karen Seaberg and Cloud L. Cray, Jr., both are directors of the Company.

ON JULY 10, 2013, THE PARTICIPANTS FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS FROM THE STOCKHOLDERS OF THE COMPANY FOR USE AT THE 2013 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT IS AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. THE PARTICIPANTS’ DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WERE FIRST SENT TO HOLDERS OF THE COMPANY’S COMMON STOCK AND PREFERRED STOCK ON OR ABOUT JULY 12, 2013.

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 2)*

MGP INGREDIENTS, INC.

(Name of Issuer)

Common Stock, No Par Value

(Title of Class of Securities)

55303J 106

(CUSIP Number)

John A. Granda

Stinson Morrison Hecker LLP

1201 Walnut St., Suite 2900

Kansas City, Missouri 64106

(816) 842-8600

(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

September 23, 2013

(Date of Event Which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box ☐.

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Section 240.13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 59832G 104

1	Name of Reporting Person Karen Seaberg

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) OO, PF

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization U.S.A.

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 2,781,060

	8	Shared Voting Power 4,988,601 (1)

	9	Sole Dispositive Power 2,781,060

	10	Shared Dispositive Power 4,988,601 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,988,601 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.94% (2)

14	Type of Reporting Person (See Instructions) IN

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,851,535 shares outstanding as of July 31, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013, filed with the Securities and Exchange Commission on August 5, 2013, as amended).

CUSIP No. 59832G 104

1	Name of Reporting Person Cray Family Management LLC

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) AF, OO

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization Kansas

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 0

	8	Shared Voting Power 4,988,601 (1)

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 4,988,601 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,988,601 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.94% (2)

14	Type of Reporting Person (See Instructions) OO

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,815,535 shares outstanding as of July 31, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013, filed with the Securities and Exchange Commission on August 5, 2013, as amended).

CUSIP No. 59832G 104

1	Name of Reporting Person Cray MGP Holdings LP

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☐
	(b)	☒

3	SEC Use Only

4	Source of Funds (See Instructions) OO

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization Kansas

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 0

	8	Shared Voting Power 4,988,601 (1)

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 4,988,601 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,988,601 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.94% (2)

14	Type of Reporting Person (See Instructions) PN

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,851,535 shares outstanding as of July 31, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013, filed with the Securities and Exchange Commission on August 5, 2013, as amended).

CUSIP No. 59832G 104

1	Name of Reporting Person Laidacker M. Seaberg

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) Not Applicable

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization U.S.A.

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 0

	8	Shared Voting Power 4,988,601 (1)

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 4,988,601 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,988,601 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.94% (2)

14	Type of Reporting Person (See Instructions) IN

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,851,535 shares outstanding as of July 31, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013, filed with the Securities and Exchange Commission on August 5, 2013, as amended).

CUSIP No. 59832G 104

1	Name of Reporting Person Cloud L. Cray, Jr.

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) Not Applicable

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization U.S.A.

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 810,005

	8	Shared Voting Power 4,988,601 (1)

	9	Sole Dispositive Power 810,005

	10	Shared Dispositive Power 4,988,601 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,988,601 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.94% (2)

14	Type of Reporting Person (See Instructions) IN

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,851,535 shares outstanding as of July 31, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013, filed with the Securities and Exchange Commission on August 5, 2013, as amended).

CUSIP No. 59832G 104

1	Name of Reporting Person Thomas M. Cray

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) OO, PF

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization U.S.A.

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 48,500

	8	Shared Voting Power 4,988,601 (1)

	9	Sole Dispositive Power 48,500

	10	Shared Dispositive Power 4,988,601 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,988,601 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.94% (2)

14	Type of Reporting Person (See Instructions) IN

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,851,535 shares outstanding as of July 31, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013, filed with the Securities and Exchange Commission on August 5, 2013, as amended).

SCHEDULE 13D

for Cray Family Management LLC, Cray MGP Holdings LP,

Karen Seaberg, Laidacker M. Seaberg, Cloud L. Cray, Jr. and Thomas M. Cray

Explanatory Note:  This filing is Amendment No. 2 to the Schedule 13D/A filed by Karen Seaberg, Cray Family Management, LLC, Cray MGP Holdings LP, Laidacker M. Seaberg and Cloud L. Cray, Jr., filed on July 3, 2013.  This Amendment includes Thomas M. Cray. Each of the reporting persons is a member of a group that has agreed to vote their shares of the Company’s Common Stock and Preferred Stock as described in Item 4 below.

Item 1. Security and Issuer.

This statement, which is a joint filing made on behalf of each of the above named persons pursuant to Rule 13d-1(k),  relates to shares of the No Par Value Common Stock of MGP Ingredients, Inc. (the “Company”). The address of the principal executive offices of the Company is Cray Business Plaza, 100 Commercial Street, Atchison, Kansas 66002.

Item 2. Identity and Background.

Karen Seaberg

(a)                                 Address:

20073 266th Road

Atchison, Kansas 66002

(b)                                 Present principal occupation or employment:

Member of the Board of the Company.  The Company is a fully integrated producer of certain ingredients and distillery products.

Managing Member of Cray Family Management LLC

20073 266th Road

Atchison, Kansas 66002

Travel Agent

Travel Center of Atchison

725 Commercial

Atchison, Kansas 66002

(c)                                  Criminal convictions:

The reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(d)                                 Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

(e)                                  Citizenship:

U.S.A.

Cray Family Management LLC

(a)                                 State of Organization:

Kansas

(b)                                 Principal Business:

General Partner of Cray MGP Holdings LP

(c)                                  Business Address and Address of Principal Office:

20073 266th Road

Atchison, Kansas 66002

(d)                                 Criminal Convictions:

The reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(e)                                  Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

Cray MGP Holding LP

(a)                                 State of Organization:

Kansas

(b)                                 Principal Business

Investments

(c)                                  Business Address and Address of Principal Office

20073 266th Road

Atchison, Kansas 66002

(d)                                 Criminal convictions:

The reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(e)                                  Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

Laidacker M. Seaberg

(a)                                 Address:

20073 266th Road

Atchison, Kansas 66002

(b)                                 Present principal occupation or employment:

Retired

(c)                                  Criminal convictions:

The reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(d)                                 Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

(e)                                  Citizenship:

U.S.A.

Cloud L. Cray, Jr.

(a)                                 Name of person filing:

Cloud L. Cray, Jr.

(b)                                 Business address:

MGP Ingredients, Inc.

Cray Business Plaza

100 Commercial Street

PO BOX 130

Atchison, Kansas 66002

(c)                                  Present principal occupation or employment:

Member of the Board of the Company. The Company is a fully integrated producer of certain ingredients and distillery products.

(d)                                 Criminal convictions: the reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(e)                                  Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

(f)                                   Citizenship: U.S.A.

Thomas M. Cray

(a)                                 Address:

6621 Belinder

Mission Hills, KS 66208

(b)                                 Present principal occupation or employment:

President and owner of No Spill Inc., CMP, Inc.

9808 Pflumm Road

Lenexa, KS 66208

(c)                                  Criminal convictions:

The reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(d)                                 Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

(e)                                  Citizenship:

U.S.A.

Item 3. Source and Amount of Funds or Other Consideration.

See Item 4.

Item 4. Purpose of Transaction.

Item 4 is hereby amended and restated in its entirety as follows:

This report relates to, among other things, the formation of Cray Family Management LLC (“Management”) and Cray MGP Holdings LP (the “Partnership”) and the contribution of Common Stock to the Partnership.

Management was formed on September 25, 2012 and Partnership was formed on October 1, 2012 for estate planning purposes.  Karen Seaberg is the sole manager of Management, and Karen Seaberg and her sisters, Cathy Scroggs and Susan Robbins, are the members of Management.  Management is the general partner of Partnership.  The limited partners of the Partnership and their respective percentage interests in the Partnership as of May 9, 2013 are Cloud L. Cray, Jr. (34%) and the Cloud L. Cray, Jr. Gift Trust (the “Gift Trust”) (65%).

On December 16, 2012, Cloud L. Cray Jr. contributed 2,555,967 shares of Common Stock to the Partnership.  On December 12, 2012, Karen Seaberg and Susan Robbins contributed 9,000 and 3,010 shares of Common Stock to Management, respectively. Susan Robbins contributed an additional 5,090 shares on December 21, 2012.  Cathy Scroggs contributed cash to Management. Management used these contributions to acquire a 1% interest in Partnership on December 30, 2012.

In connection with his contribution, Mr. Cray received a 99% interest in the Partnership.  On December 26, 2012, Mr. Cray donated a 65% limited partnership interest in the Partnership to the Gift Trust.  Under the terms of the Gift Trust, Mr. Cray may reacquire all or any part of this contribution by substituting property of equivalent value.

Karen Seaberg is trustee of the Gift Trust, whose beneficiaries are the descendants of Cloud L. Cray living from time to time.

The reporting persons have had growing concern with the lack of profitable growth, deterioration in the corporate culture, efforts to sell certain parts of the Company’s business, efforts to amend the bylaws that would limit accountability to shareholders and increase the power of the Chief Executive Officer (“CEO”), and the level of compensation paid to the Chairman of the board of directors and the CEO of the Company.  Events transpiring since the original filing of this Schedule 13D have served as a catalyst to cause the reporting persons to become proactive in seeking to (i) change the composition of the board of directors and management, and (ii) influence the board of directors and officers to improve business and financial performance, ensure accountability to shareholders and restore a corporate culture that is positive, is empowering and reinforces the Company’s goals.  In particular, the reporting persons are seeking (i) the removal of the CEO and requesting his resignation as a director, (ii) the resignation of any other directors from the board of directors who are not supportive of the foregoing goals and related actions described herein, (iii) the approval by stockholders of an amendment to the Company’s bylaws to provide for the right of stockholders holding 10% or more of either of the Company’s Common Stock or Preferred Stock to call a special meeting, (iv) the approval by the board of directors of an amendment of the Company’s articles of incorporation to de-stagger the board of directors and provide for the annual election of all directors and to permit the immediate removal, with or without cause, of any director, (iv) immediately following the adoption of the amendment to de-stagger the Company’s board of directors and permit the immediate removal of any director, to remove any remaining director described in (ii) above; (v) the approval by stockholders of an amendment to the Company’s bylaws to provide for confidential voting at stockholder meetings; (vi) the approval by stockholders of an amendment to the Company’s bylaws to require that any vacancies on the Company’s board of directors be filled only by stockholders and not by the board; and (vii) the repeal of any provision of or amendments to the Company’s bylaws adopted by the board of directors without the approval of stockholders after April 3, 2013 and before the date of the 2013 Annual Meeting of Stockholders (the “Annual Meeting”).

On May 22, 2013 the reporting persons revoked proxies they had previously given in favor of the matters to be voted at the Annual Meeting originally scheduled to be held on May 23, 2013.  As a result, there was not a quorum and therefore no business could be conducted at that meeting and it had to be adjourned to a later date.

Following the filing of the original Schedule 13D by the reporting persons on May 22, 2013 and withdrawal of proxies voting in favor of the proposals by the board of directors, the Company on May 29 announced that the board of directors had authorized a review of strategic alternatives.  The Company announced that a special committee of the board of directors had been formed, and that  the committee had retained BMO Capital Markets Corp. as its financial advisor.   Such statements are usually interpreted to mean that the entire company or major parts of it are being readied for sale.

The reporting persons have communicated to the board of directors their support for the Company’s current corporate strategy, even as they have communicated their concerns about the CEO’s ability to execute that strategy.  The board of directors most recently endorsed the current corporate strategy at a board meeting on May 23, 2013, which includes the retention of each of the Company’s divisions.  The reporting persons, by virtue of their control of the voting of the Preferred Stock of the Company, have the right to approve any merger, consolidation, sale, lease or exchange of substantially all of the assets of the Company, dissolution, or amendment to the Company’s articles of incorporation.  The reporting persons do not believe this is the right time or circumstances to propose a transaction involving a sale of the Company, however structured, and do not intend, in their capacity as stockholders, to approve any such transaction.   Further, the reporting persons’ support for the Company’s current corporate strategy entails supporting the retention, in the present circumstances, of each of the Company’s divisions.  The reporting persons believe the two divisions together help assure stable cash flow and risk diversification for the Company.   Accordingly, the reporting persons do not believe that the Company or any significant portion of it, including any division, should be shopped by management, the special committee or the board of directors.  In light of the board’s unanimous support for the Company’s current corporate strategy, which includes the retention of each of the Company’s divisions, and in light of the reporting persons’ expressed opposition as preferred stockholders to any transaction at this time involving a sale of the Company or substantially all of its assets, however structured, there is no basis for the board’s continued examination of strategic alternatives for the Company.   The reporting persons believe that any continued sale process is a waste of the Company’s corporate assets, and that a continued waste of assets in these circumstances may constitute a breach of fiduciary duties by those responsible.  The reporting persons urge the termination of the review of strategic alternatives and the cessation of this corporate waste.

When the Annual Meeting reconvenes, the reporting persons currently intend to vote their shares of Preferred Stock, which are described in Item 6, in favor of Cloud L. Cray, Jr. and M. Jeannine Strandjord, and will not vote those shares in favor of John Byom who is the Group B nominee nominated by the Company’s board of directors.  The reporting persons also currently intend to vote their shares of Common Stock, and to solicit proxies from other holders of Common Stock, to vote in favor of John P. Bridendall and will not vote in favor of John Speirs who is the Group A nominee nominated by the Company’s board of directors.

The MGP Ingredients, Inc. Voting Trust (the “Voting Trust”) was amended by a second amendment thereto which became effective as of the date of the occurrence of the last of the conditions set forth in Section 5 thereof, which took place on July 3, 2013 (the “Second Amendment”). Following the effectiveness of that amendment, (i) Laidacker Seaberg appointed his father-in-law, Cloud L. Cray, Jr., as his successor as trustee of the Voting Trust and then resigned as a trustee, and (ii) Richard Cray appointed his son, Thomas Cray, as his successor as a trustee of the Voting Trust and then resigned as trustee, which resignations were immediately accepted.  As of the date of this filing, the Trustees of the Voting Trust are Karen Seaberg, Cloud L. Cray, Jr., and Thomas M. Cray.

On June 18, 2013, the Company announced that it anticipates further delay in the reconvening of the Annual Meeting. The Company attributed this delay to its purported “need to determine whether actions taken by the Voting Trust with respect to the Annual Meeting held on May 23, 2013, and the ability of a majority of the Preferred Stock to take action at any reconvened Annual Meeting, are valid and properly authorized under the terms of the Voting Trust and applicable law.” The Company has initiated litigation against, among others, Karen Seaberg and Laidacker Seaberg, alleging uncertainty as to whether certain actions they have taken in connection with the Annual Meeting were authorized by the terms of the Voting Trust. The Johnson County, Kansas District Court issued an order on October 2, 2013 dismissing all of the claims brought by the Company.  The court ruled that the Company is not a beneficiary of, and does not have legally protectable interest in, the Voting Trust and therefore does not have standing to challenge any matter relating to the Voting Trust, including the capacity, qualifications or decisions of the Trustees of the Voting Trust or the validity of the Second Amendment to the Voting Trust. The court deferred its ruling on whether Tim Newkirk, the Company’s CEO and one of three Trustees of the Cray Family Trust, has standing to challenge whether the actions taken in 2005 in forming the Voting Trust by the then trustees of the Cray Family Trust were valid.

However, on September 26, 2013, a majority of the Trustees of the Cray Family Trust took action to terminate the Cray Family Trust and to distribute its assets upon termination to the three beneficial owners, The Foundation of the Atchison Family of YMCA (the “YMCA”), the University of Kansas Endowment Association (“KU”) and Cloud L. Cray, Jr.

In connection with the termination of the Cray Family Trust, on September 23, 2013, Karen Seaberg entered into an option to purchase the Voting Trust Certificates that are to be distributed to the YMCA and intends to exercise the option.

On July 11, 2013, the reporting persons initiated legal action pursuant to Section 17-6501 of the Kansas General Corporation Code to obtain a prompt reconvening of the Annual Meeting.  Pursuant to this action, on July 26, 2013, the District Court of Atchison County, Kansas granted an order requiring the Company to hold the Annual Meeting on or before August 26, 2013.  The Company scheduled and issued notice that the Annual Meeting was to be held on August 23, 2013 but filed a motion to stay the order with the Kansas Court of Appeals. On August 22, 2013, the day before the Annual Meeting was scheduled to be held, the Kansas Court of Appeals granted a stay of the Annual Meeting pending further review.

Except as described in this Item 4, the reporting persons presently have no plans or proposals which relate to or would result in any of the effects specified in subparagraphs (a) through (j) in the text of Item 4 of Schedule 13D.

The undersigned Laidacker Seaberg may sell a portion of his holdings in the Company’s common stock over the course of the next year, depending on market prices, for personal financial management purposes.  Such sales may be made pursuant to a 10b5-1 trading plan.

Item 5. Interest and Securities of the Issuer.

(a)-(b)  The number and percentage of shares of MGP Ingredients, Inc. Common Stock, no par value, beneficially owned by each of the Reporting Persons, based on 17,851,535 shares outstanding as of July 31, 2013, are as follows:

Cray Family Management LLC

(i)                                     Number Beneficially Owned: 4,988,601

Percent of Class: 27.94%

(ii)                                  Number of shares of Common Stock as to which the Reporting Person has:

(A)                               Sole voting power to vote or direct the vote:  0

(B)                               Shared power to vote or direct the vote: 4,988,601

(C)                               Sole power to dispose or direct the disposition of: 0

(D)                               Shared power to dispose or direct the disposition of: 4,988,601

2,573,967 shares shown above are owned of record by the Partnership.

Management is the general partner of the Partnership. Karen Seaberg is the managing member of Management and in such capacity has sole power to vote and dispose of the shares owned by the Partnership.

Cray MGP Holding LP

(i)                                     Number Beneficially Owned: 4,988,601

Percent of Class: 27.94%%

(ii)                                  Number of shares of Common Stock as to which the Reporting Person has:

(A)                               Sole voting power to vote or direct the vote: 0

(B)                               Shared power to vote or direct the vote: 4,988,601

(C)                               Sole power to dispose or direct the disposition of: 0

(D)                               Shared power to dispose or direct the disposition of: 4,988,601

Management is the general partner of the Partnership. Karen Seaberg is the managing member of Management and in such capacity has sole power to vote and dispose of the shares owned by the Partnership.

Karen Seaberg

(i)                                     Number Beneficially Owned: 4,988,601

Percent of Class: 27.94%

(ii)                                  Number of shares of Common Stock as to which the Reporting Person has:

(A)                               Sole voting power to vote or direct the vote:  2,781,060

(B)                               Shared power to vote or direct the vote: 4,988,601

(C)                               Sole power to dispose or direct the disposition of:  2,781,060

(D)                               Shared power to dispose or direct the disposition of: 4,988,601

The amounts reported in (A) and (C) include 2,573,967 shares owned of record by the Partnership. As manager of Management, Partnership’s general partner,  Karen Seaberg has sole voting and investment power over shares owned by Partnership.  The shares shown as beneficially owned by Karen Seaberg in (B) and (D) consist of shares owned of record by her spouse, Laidacker M. Seaberg, from whom she holds a durable power of attorney.

Laidacker M. Seaberg

(i)                                     Number Beneficially Owned: 4,988,601

Percent of Class: 27.94%

(ii)                                  Number of shares of Common Stock as to which the Reporting Person has:

(A)                               Sole voting power to vote or direct the vote:  0

(B)                               Shared power to vote or direct the vote: 4,988,601

(C)                               Sole power to dispose or direct the disposition of:  0

(D)                               Shared power to dispose or direct the disposition of: 4,988,601

Cloud L. Cray, Jr.

(i)                                     Number Beneficially Owned:  4,988,601

Percent of Class: 27.94%

(ii)                                  Number of shares of Common Stock as to which the Reporting Person has:

(A)          Sole voting power to vote or direct the vote  810,005

(B)          Shared power to vote or direct the vote: 4,988,601

(C)          Sole power to dispose or direct the disposition of: 810,005

(D)          Shared power to dispose or direct the disposition of: 4,988,601

The amounts reported in (ii)(A) and (C) include 6,000 shares subject to presently exercisable stock options.

Thomas M. Cray

(i)                                     Number Beneficially Owned: 4,988,601

Percent of Class: 27.94%

(ii)                                  Number of shares of Common Stock as to which the Reporting Person has:

(A)                               Sole voting power to vote or direct the vote:  48,500

(B)                               Shared power to vote or direct the vote: 4,988,601

(C)                               Sole power to dispose or direct the disposition of:  48,500

(D)                               Shared power to dispose or direct the disposition of: 4,988,601

(c)                                  During the last 60 days, none of the undersigned has effected any transactions in shares of the Company.

(d)-(e)               Not applicable

Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer.

Karen Seaberg and Laidacker M. Seaberg are husband and wife.  Cloud L. Cray, Jr. is Karen Seaberg’s father. Karen Seaberg is the sole manager of Management and, as such, has sole power to vote and dispose of the shares held by the Partnership. Thomas M. Cray is Karen Seaberg’s cousin and the nephew of Cloud L. Cray, Jr.

The terms of the limited partnership agreement of the Partnership give Karen Seaberg the unfettered right and authority to dispose of Common Stock held by the Partnership for so long as she is the sole manager of Management.  If either of her sisters should become manager of Management, they may only sell Common Stock to lineal descendants of Cloud L. Cray, Jr. or trusts for the benefit of a descendant or descendants or an entity over which one or more lineal descendants possesses voting control.  Should any other person become manager of Management or should the Partnership have more than one general partner, the terms of the partnership agreement require the general partner to offer the Common Stock held by the Partnership to the persons described in the preceding sentence before disposing of it to third parties.  Distributions by the Partnership are to be made as determined by its general partner in proportion to the limited partners’ respective partnership interests. The Partnership may be dissolved with the consent of the general partner and holders of 80% of the limited partnership interests.  Upon dissolution, distribution of Partnership assets would be determined by the general partner or other person designated by law.

Karen Seaberg has a durable power of attorney from Laidacker M. Seaberg empowering her to vote shares owned by him.

Karen Seaberg and Cloud L. Cray, Jr. are each a trustee of the MGP Ingredients, Inc. Voting Trust (the “Voting Trust”), which was created under a voting trust agreement entered into on November 16, 2005 (the “Voting Trust”) and which holds 333 shares of the Company’s Preferred Stock, representing 76.2% of the outstanding shares of such class.  The other trustee of the Voting Trust is Thomas M. Cray. Following the termination of the Cray Family Trust, which formerly held a Voting Trust Certificate for the 333 shares of the Company’s Preferred Stock through its Trustees, the Voting Trust will distribute 111 shares to the YMCA, 111 shares to KU and 111 shares to Karen Seaberg (pursuant to the exercise by Cloud L. Cray, Jr. of a general power of appointment). After the distribution and transfer of the Voting Trust Certificates to the YMCA and KU, Karen Seaberg intends to exercise her option to purchase the Voting Trust Certificate held by the YMCA. Upon exercise of the option, Karen Seaberg would hold Voting Trust Certificates for 222 shares of the Company’s Preferred Stock. Thomas M. Cray is seeking to obtain a similar option to purchase the Voting Trust Certificates held by KU after the distribution. Laidacker M. Seaberg directly owns 71 shares of the Company’s Preferred Stock.

The 404 shares currently beneficially owned by the reporting persons represent 92.4% of the outstanding Preferred Stock.

The Articles of Incorporation and Bylaws of the Company entitle the holders of the Preferred Stock to elect five out of the Company’s nine directors. Only the holders of Preferred Stock are entitled to vote upon any proposal which requires stockholder approval and which will authorize or direct the Company to merge with another corporation, consolidate, voluntarily dissolve, sell, lease or exchange all or substantially all of its property and assets, or amend its Articles of Incorporation; provided, that the holders of Common Stock are entitled to vote, as a class, upon any such proposal if the result thereof would be to increase or decrease the aggregate number of authorized shares of Common Stock or Preferred Stock, increase or decrease the par value of the shares of Common Stock or Preferred Stock, or alter or change the powers, preferences or special rights of the Common Stock or Preferred Stock so as to affect the holders of Common Stock adversely. On all other matters, other than the election of directors, the holders of

Common Stock and Preferred Stock each vote separately, as a class, and no such matter to be acted upon may be approved unless it receives the affirmative vote, consent or approval of the holders of a majority, or such greater percentage as may be required by law, of the shares of Common Stock and the shares of Preferred Stock.

The Voting Trust was amended effective August 23, 2010 and again effective July 2, 2013.  It will continue in effect until the last death of the issue of Cloud L. Cray, Sr. who was living at the creation of the Trust. There presently are 18 such persons living.  The Voting Trust may also be terminated by the consent of a majority of the Trustees or the beneficiaries of 90% of the shares held in the Voting Trust or upon the sale of all the shares held in the Voting Trust.  Until the Voting Trust is terminated or dissolved, each Trustee may appoint a successor trustee, provided that any successor must be an issue of Cloud L. Cray, Sr., and beneficially own at least 10,000 shares of the Company’s Common Stock. (The original trustees of the Voting Trust are not subject to this requirement). The Trustees are permitted to act with respect to the voting or divestment of shares of the Company’s stock held by the Voting Trust in accordance with the decision of a majority of the Trustees.

Item 7. Material to be Filed as Exhibits.

99.1                        Cray Family Trust (incorporated by reference to Exhibit 1 to Amendment No. 1 to Schedule 13D of Laidacker Seaberg dated November 17, 1994).

99.2                        First Amendment to Cray Family Trust dated November 13, 1980 (incorporated by reference to Exhibit 9.2 to MGP Ingredients, Inc.’s Form 10-Q for the quarter ended December 31, 2005) (File No. 000-17196).

99.3                        Voting Trust Agreement dated as of November 16, 2005 (incorporated by reference to Exhibit 9.1 to MGP Ingredients, Inc.’s Form 10-Q for the quarter ended December 31, 2005) (File No. 000-17196).

99.4                        First Amendment to Voting Trust. (incorporated by reference to Exhibit 9.4 of MGP Ingredients, Inc.’s Form 10-K for the fiscal year ended June 30, 2010 (File No. 000-17196)).

99.5                        Cray Family Management LLC Operating Agreement dated September 25, 2012. (incorporated by reference to Exhibit 99.5 to Schedule 13D of Karen Seaberg dated May 9, 2013)

99.6                        Limited Partnership Agreement of Cray MGP Holdings LP dated October 1, 2012, as amended May 8, 2013. (incorporated by reference to Exhibit 99.6 to Schedule 13D of Karen Seaberg dated May 9, 2013)

99.7                        Durable Power of Attorney dated May 14, 1992. (incorporated by reference to Exhibit 99.7 to Schedule 13D of Karen Seaberg dated May 9, 2013)

99.8                        Second Amendment to Voting Trust dated June 27, 2013 (incorporated by reference to Exhibit 99.8 to Schedule 13D/A of Karen Seaberg dated July 3, 2013)

*99.9                 Option Agreement dated September 23, 2013 between The Foundation of Atchison Family of YMCA and Karen L. Seaberg

99.10                 Joint Filing Agreement (incorporated by reference to Exhibit 99.8 to Schedule 13D of Karen Seaberg dated May 24, 2013)

*99.11          Joinder to Joint Filing Agreement

*  Filed herewith

SIGNATURE.

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Cray Family Management LLC

	By	/s/ Karen Seaberg
Karen Seaberg
Manager

Cray MGP Holdings LP

	By:	Cray Family Management LLC,
its General Partner

	By	/s/ Karen Seaberg
Karen Seaberg
Manager

/s/ Karen Seaberg
Karen Seaberg

/s/ Laidacker M. Seaberg
Laidacker M. Seaberg

/s/ Cloud L. Cray, Jr.
Cloud L. Cray, Jr.

/s/ Thomas M. Cray
Thomas M. Cray

Date: October 7, 2013

Exhibit 99.9

OPTION AGREEMENT

“THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE.  NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS OPTION MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS OPTION (OR TO THE EXTENT EXERCISABLE, THE SHARES RECEIVED UPON EXERCISE OF THIS OPTION) HAS BECOME EFFECTIVE UNDER SAID ACT; AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR THE GRANTOR OF THIS OPTION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO THE GRANTOR OF THIS OPTION, THAT SUCH REGISTRATION IS NOT REQUIRED WITH RESPECT TO SUCH PROPOSED DISPOSITION THEREOF, AND THAT SUCH DISPOSITION WILL NOT CAUSE THE LOSS OF THE EXEMPTION UPON WHICH THE GRANTOR OF THIS OPTION RELIED IN ISSUING THIS OPTION TO THE ORIGINAL OWNER THEREOF.

OPTION
to Purchase the Grantor’s present right to receive a Trust Certificate, and the right to receive any Preferred Stock delivered upon
the termination of the MGP Ingredients, Inc. Voting Trust
of MGP Ingredients, a Kansas corporation

FOR $100 in cash or by check and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, The Foundation of the Atchison Family of YMCA (successor-in-interest to the Young Men’s Christian Association of Atchison, Kansas; “Grantor”) hereby grants to Karen L. Seaberg or her permitted assigns (such holder or holders of this Option (as defined below) are hereinafter referred to as “Optionholder”) an irrevocable and exclusive option to purchase, on the Exercise Date (as defined below), (i) the Grantor’s present right to receive, and beneficial ownership of, the Trust Certificate to be issued to Grantor by the MGP Ingredients, Inc. Voting Trust (“Voting Trust”), under the Voting Trust Agreement entered into on November 16, 2005, as amended by a First Amendment dated August 10, 2010 and a Second Amendment entered into on June 27, 2013 (the “Voting Trust Agreement”) (“Trust Certificate”), and (ii) all of Grantor’s right to receive, and beneficial ownership of, one hundred eleven (111) shares of Preferred Stock, par value Ten Dollars ($10.00) per share (“Preferred Stock”) of MGP Ingredients, Inc., a Kansas corporation (the “Company”) that would be transferred and delivered to the Grantor upon the termination of the Voting Trust (the “Option Shares”), in each case, according to the terms of this Option Agreement (the “Agreement”).

SECTION 1

EXERCISE OF OPTION

1.1.                            Term.  This Option shall be exercisable on or at any time prior to the date which is three (3) years after the date Grantor executes this Option Agreement.

1.2.                            Method of Exercise.  To exercise the Option in whole, but not in part, the Optionholder shall deliver (the date of such delivery being the “Exercise Date”) to Grantor, (i) a duly executed written notice, in substantially the form of the Notice of Exercise attached hereto as Exhibit 1, (ii) payment of the Exercise Price (as defined in Section 3 below) in cash or by check, and (iii) this Option Agreement.  The Grantor shall as promptly as practicable, and in any event within two (2) business days after receipt of such notice, cause to be executed and delivered, in accordance with such notice, a new Trust Certificate, along with a duly executed consent to termination of the Voting Trust, in substantially the form of the Termination Consent attached hereto as Exhibit 2.  The Trust Certificate so delivered shall be issued in the name of the Optionholder or such other name as shall be designated by the Optionholder, as of the Exercise Date.

SECTION 2

RESTRICTIONS ON EXERCISE AND TRANSFER; LEGEND; OWNERSHIP

2.1.                            Transfer.  The Optionholder shall not have the right to sell, hypothecate, pledge, donate, dispose of, or otherwise transfer (collectively referred to hereinafter as a “Transfer”) this Option or the right to receive, and beneficial ownership of, the Trust Certificate or the Option Shares at any time, except as provided in this Section 2.

2.2.                            Restrictions Under Securities Act.  Neither this Option nor the right to receive, and beneficial ownership of, the Trust Certificate or the Option Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”) or under the securities laws of the any state, but transfer thereof may be made by the Optionholder to her assigns, provided that she furnishes an opinion of counsel to the Trustees of the Voting Trust that such transfer is permitted under the federal securities laws and applicable state securities laws without registration thereunder.

SECTION 3

EXERCISE PRICE

Exercise Price.  Upon the exercise of this Option, Optionholder shall pay an aggregate exercise price for the right to receive, and beneficial ownership of, the Trust Certificate, and all, but not less than all, of the Grantor’s right to receive, and beneficial ownership of, Option Shares being purchased for a total price of One Thousand One Hundred Ten Dollars ($1,110) (the “Exercise Price”).

SECTION 4

NOTICE

Any notice or other document required or permitted to be given or delivered to the Optionholder shall be delivered at, or sent by certified or registered mail (return receipt requested) to such holder at the last address provided to the Grantor.  Any notice or other document required or permitted to be given or delivered to holders of record of outstanding

2

Option Shares shall be delivered at, or sent by certified or registered mail to, each such Optionholder at such Optionholder’s address as provided in writing to the Grantor.  Any notice or other document required or permitted to be given or delivered to the Grantor shall be delivered at, or sent by certified or registered mail to, the address as provided in writing by the Grantor to the Optionholder. Notices shall be deemed to have been received on the date of actual receipt which, in the case of mailing, shall be the date of receipt shown on the return receipt.

SECTION 5

LIMITATIONS OF LIABILITY

No provision hereof, in the absence of affirmative action by the holder hereof to purchase the right to receive, beneficial ownership of, a Trust Certificate and Option Shares, and no mere enumeration herein of the rights or privileges of the Optionholder hereof, shall give rise to any liability of such holder for the purchase price of the right to receive, and beneficial ownership of, the Trust Certificate or any Option Shares or as a shareholder of the Company, whether such liability is asserted by Grantor or Company, or by creditors of Grantor or Company.

SECTION 6

REPRESENTATIONS; ACKNOWLEDGEMENTS

6.1.                            Grantor has received and carefully reviewed the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2012 and all of the Company’s subsequent public filings with the Securities and Exchange Commission, other publicly available information regarding the Company, and such other information that it and its advisers deem necessary to make its decision to enter into this Agreement.

6.2.                            Grantor acknowledges that no independent valuation has been completed or undertaken regarding the value of the Trust Certificate or the Option Shares, of which the right to receive and beneficial ownership thereof are the subject of this Option Agreement and (ii) that the Exercise Price was determined by the Optionholder solely based on the par value of Ten Dollars ($10.00) per share of the Preferred Stock, of which the right to receive and beneficial ownership thereof are the subject of this Option Agreement.

6.3.                            Grantor has made its own decision to enter into this Agreement based on its own independent review and consultations with such investment, legal, tax, accounting and other advisers as it deemed necessary. Grantor has made its own decision concerning this Agreement without reliance on any representation or warranty of, or advice from, the Optionholder.

SECTION 7

GENERAL PROVISIONS

7.1.                            Amendment.  This Option may be amended only by agreement signed by both the Grantor and the Optionholder.

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7.2.                            Successors and Assigns.  This Option shall be binding upon and inure to the benefit of the Grantor and his successors and assigns and the Optionholder and its or his permitted successors and assigns.

7.3.                            Captions.  The captions used in this Option are for convenience only and do not constitute a part of this Option or such Exhibits.

7.4.                            Complete Agreement.  This Option contain the complete agreement between the parties relating to the matters referred to herein and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

7.5.                            Choice of Law.  All questions concerning the construction, validity and interpretation of this Option and the Exhibits hereto shall be governed by the laws of the State of Kansas.

IN WITNESS WHEREOF, the Grantor and Optionholder have executed this Option Agreement this 23rd day of September, 2013.

GRANTOR:

The Foundation of the Atchison Family of YMCA (successor-in-interest to the Young Men’s Christian Association of Atchison, Kansas)

By:	/s/ James L. Taylor
	Name:	James L. Taylor
	Title:	Board of Trustees, Chairman

OPTIONHOLDER:

/s/ Karen L. Seaberg
Karen L. Seaberg

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EXHIBIT 1

Notice of Exercise

The undersigned hereby exercises the option to purchase the Grantor’s present right to receive, and beneficial ownership of, a Trust Certificate, and the Grantor’s right to receive, and beneficial ownership of, Option Shares, upon the terms and subject to the terms and conditions of the attached Option Agreement, receipt of which is hereby acknowledged.

Aggregate Exercise Price:  $1,110

By:
Name: Karen L. Seaberg

EXHIBIT 2

Termination Consent

The undersigned hereby consents to, authorizes and ratifies any actions taken, or to be taken, by the certain trustees and/or beneficiaries of the MGP Ingredients, Inc. Voting Trust (the “Voting Trust”), pursuant to the Voting Trust Agreement entered into on November 16, 2005, as amended by a First Amendment dated August 10, 2010 and a Second Amendment entered into on June 27, 2013, in order to terminate the Voting Trust and to cause the transfer and delivery of all of the preferred stock, par value Ten Dollars ($10.00) per share, issued by MGP Ingredients, Inc., a Kansas corporation, held by the Voting Trust, upon termination of the Voting Trust, to the registered owners of the Trust Certificates in the respective amounts owed to such registered owners.

The Foundation of the Atchison Family of YMCA (successor-in-interest to the Young Men’s Christian Association of Atchison, Kansas)

By:
Name:
Title:

Exhibit 99.11

JOINDER TO JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agrees to be added to the Joint Filing Agreement, dated May 23, 2013 among Cray Family Management LLC, Cray MGP Holdings LP, Karen Seaberg, Laidacker M. Seaberg and Cloud L. Cray, Jr. (the “Joint Filing Agreement”), for the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of MGP Ingredients, Inc. and that this Joinder to Joint Filing Agreement be included as an Exhibit to such joint filing.

The undersigned further acknowledges and agrees that his signature below shall constitute an executed counterpart signature page to the Joint Filing Agreement and may be attached to the Joint Filing Agreement as if the undersigned were an original party thereto.

IN WITNESS WHEREOF, the undersigned hereby executes this Agreement this 4th day of October, 2013.

/s/ Thomas M. Cray
Thomas M. Cray